POWER OF ATTORNEY

STATE OF KANSAS	)
) ss.
COUNTY OF SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins and J. Michael Keefer, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 2004.

HOWARD R. FRICKE
Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 29th day of April, 2004.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-06

POWER OF ATTORNEY

STATE OF KANSAS	)
) ss.
COUNTY OF SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A. Robbins, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Howard R. Fricke and J. Michael Keefer, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 2004.

KRIS A. ROBBINS
Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 29th day of April, 2004.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-06

POWER OF ATTORNEY

STATE OF KANSAS	)
) ss.
COUNTY OF SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, J. Michael Keefer, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Howard R. Fricke and Kris A. Robbins, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2004.

J. MICHAEL KEEFER
J. Michael Keefer

SUBSCRIBED AND SWORN to before me this 24th day of February, 2004.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-06

POWER OF ATTORNEY

STATE OF KANSAS	)
) ss.
COUNTY OF SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Michael G. Odlum, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Howard R. Fricke, Kris A. Robbins and J. Michael Keefer, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 2004.

MICHAEL G. ODLUM
Michael G. Odlum

SUBSCRIBED AND SWORN to before me this 29th day of April, 2004.

SHELLEY R. GOWER
Notary Public

My Commission Expires:

4-7-06

POWER OF ATTORNEY

STATE OF KANSAS	)
) ss.
COUNTY OF SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas A. Swank, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Howard R. Fricke, Kris A. Robbins and J. Michael Keefer, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of February, 2004.

THOMAS A. SWANK
Thomas A. Swank

SUBSCRIBED AND SWORN to before me this 27th day of February, 2004.

NANCY GOODNOW
Notary Public

My Commission Expires:

11/30/06

POWER OF ATTORNEY

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen A. Crane, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Howard R. Fricke, Kris A. Robbins and J. Michael Keefer, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2004.

STEPHEN A. CRANE
Stephen A. Crane

SUBSCRIBED AND SWORN to before me this 17th day of March, 2004.

MINERVA GORDIAN
Notary Public

My Commission Expires:

May 31, 2006

POWER OF ATTORNEY

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Howard R. Fricke, Kris A. Robbins and J. Michael Keefer, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2004.

STEPHEN R. HERBERT
Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 4th day of March, 2004.

ELISA SCARAZZINI
Notary Public

My Commission Expires:

5/31/05

POWER OF ATTORNEY

STATE OF NEW YORK	)
) ss.
COUNTY OF NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Howard R. Fricke, Kris A. Robbins and J. Michael Keefer, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2004.

KATHERINE WHITE
Katherine White

SUBSCRIBED AND SWORN to before me this 4th day of March, 2004.

JACK L. ROSMARIN
Notary Public

My Commission Expires:

May 31, 2007

POWER OF ATTORNEY

STATE OF FLORIDA	)
) ss.
COUNTY OF PINELLAS	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Howard R. Fricke, Kris A. Robbins and J. Michael Keefer, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any registration statement applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts, now or hereafter established by the Company, for purposes of filing such registration statement or other document pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March, 2004.

JOHN E. HAYES, JR.
John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 1st day of March, 2004.

JO ANN FREDERICI
Notary Public

My Commission Expires:

January 25, 2005